Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Bancorp Rhode Island, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer and Treasurer hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated this 4th day of May, 2011.

/s/ Linda H. Simmons
Linda H. Simmons
Chief Financial Officer and Treasurer
A signed original of this written statement required by Section 906 has been provided to Bancorp Rhode Island, Inc. and will be retained by Bancorp Rhode Island, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.